Equity	12 Months Ended
Jun. 30, 2015
Equity [Abstract]
Equity

NOTE 7. EQUITY

On January 19, 2015, the Company received $50,000 cash from equity fund raising.

During 2015, the Company generated $579,000 equity compensation expense for the services rendered to the Company during the year ended June 30, 2015. The value of the shares in amount of $579,000 was determined using the most recently price of the Company's subscription agreements.

During 2015, the company issued equity with notes payables as debt issuance cost. The value of the equity in amount of $71,000 was determined using the most recently price of the Company's subscription agreements. Accordingly, the Company recorded the debt discount of $71,000 as its fair value and recognized the expense during the year ended June 30, 2015. See Note 6 for further discussion.

On October 2, 2015, the Company completed a stock merger and exchange agreement with Klear Kapture, Inc. Pursuant to the terms of the Share Exchange Agreement, the Company agreed to issue 38,037,120 shares of its unregistered common stock to the shareholders of Klear Kapture in exchange for 10,000 shares of its common stock, representing 100% of its issued and outstanding common stock.

During January 2014, the Company generated $3,000 equity compensation expense for the services rendered to the Company from January 20, 2014 to June 30, 2014.